                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 1, 2001


                        COMMERCIAL NET LEASE REALTY, INC.
             (Exact name of registrant as specified in its charter)


          Maryland                       0-12989                       56-1431377
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer Identification
     of Incorporation)                                                   Number)


         450 South Orange Avenue, Suite 900                           32801
----------------------------------------------------               ------------
      (Address of Principal Executive Offices)                      (Zip Code)

                                 (407) 265-7348
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On December 1, 2001, Commercial Net Lease Realty, Inc., a Maryland corporation (the "Company") completed its acquisition of Captec Net Lease Realty, Inc., a Delaware corporation ("Captec") through the merger of Captec with and into the Company (the "Merger"), with the Company as the surviving corporation.

        In connection with the Merger, the Company issues approximately 4.75 million shares of the Company's common stock and 2.2 million shares of the Company's preferred stock. In the Merger, each outstanding share of Captec common stock was exchanged for .4575 shares of the Company common stock,
 .2103469 shares of the Company's 9% Series A non-voting preferred stock and $1.27 in cash. The Merger is expected to be tax-free to the Company and Captec. Captec stockholders will recognize income for federal tax purposes only on the cash portion of the merger consideration.

        A press release announcing the completion of the transactions is attached as an exhibit to this report and incorporated by references herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        (a)     Financial Statements of Businesses Acquired.

        The Company intends to file by amendment the required financial statements reflecting the acquisition of all of the issued and outstanding capital stock of Captec no later than 60 days after the date that this report on Form 8-K must be filed.

        (b)     Pro Forma Financial Information.

        The Company intends to file by amendment the required pro forma financial statements reflecting the acquisition of all of the issued and outstanding capital stock of Captec no later than 60 days after the date that this report on Form 8-K must be filed.

        (c)     Exhibits

   Exhibit No.                           Description
   -----------                           -----------
      99.3          Press Release, Dated December 3, 2001


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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COMMERCIAL NET LEASE REALTY, INC.

                               By:  /s/ Kevin B. Habicht
                                    ----------------------------------------
                                    Kevin B. Habicht
                                    Executive Vice President and Chief Financial
                                    Officer


Dated:  December 3, 2001

                                  EXHIBIT INDEX


   Exhibit No.                           Description
   -----------                           -----------
       99.3         Press Release, Dated December 3, 2001


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